







Carmike Cinemas®






Company Overview

- One of the largest motion picture exhibitors in the U.S. with 304 theatres with 2,251 screens in 35 states as of 3/31/2003
  - #3 nationally in theatre locations
  - #4 nationally in screen count
- Target small- to mid-size non-urban markets – 80% of theatres in communities with populations of fewer than 100,000
  - 74% of our theatres operate in free film zones
  - 55% of our theatres have no competition for film or patrons
  - Less competition from alternative entertainment opportunities
  - Lower operating costs – lower labor costs, occupancy costs, refurbishment costs and land / lease costs
  - Market economics generally will not support new megaplex builds









Southeast Focus, Niche Rural Strategy

# of Theatres	304
# of Screens	2,251


12
78
40
76
17
35
18
9
5
8
89
19
189
39
6
8
14
39
57
28
12
8
67
51
226
294
52
2
88
102
218
152
91
22
80

States with the Most Screens	% of Total
North Carolina	13.1%
Tennessee	10.0%
Georgia	9.7%
Pennsylvania	8.4%
Alabama	6.8%
Top 5 Total	48.0%

Leased Facilities	227	74.7%
Owned Facilities	73	24.0%
Shared Ownership	4	1.3%
	304	100.0%






Benefits of Concentration on Small to Mid-Sized Markets

- Reduces competitive pressure
- Unique circuit evolution requirements
- Predictable and uniform demand
- Enhanced cashflow per screen






Compelling Cashflow Characteristics

Low Cost of Construction

+

Low Cost of Operation

+

Strong Margin Concessions

+

Targeted Capital Expenditures

=

Strong Cashflow per Screen



Strategic Initiatives Focused on Free Cashflow and Debt Reduction

- **Maximize cashflows from existing screens**
  - Targeted increases in admission and concession prices
  - Aggressive cost savings initiatives including: rent benchmarking, utilities reviews and wage comparisons
- **Rapidly decrease leverage**
  - Excess cashflows will be used to reduce debt
  - Low capital requirements provide maximum liquidity and flexibility to address leverage
  - When capital markets return, proceeds from an equity offering could be used to retire additional debt
- **Capital Rationalization**
  - Selectively invest in refurbishment / upgrade initiatives to maintain compelling value proposition
  - Fully utilize existing inventory of projection and audio equipment to upgrade / repair screens at a minimum expense
  - Selectively add / reposition screen capacity, through lease-financing, to take advantage of localized opportunities
- **Leverage the knowledge base of our experienced management team**









Key Accomplishments

– Ongoing Theatre Closures / Screen Rationalization

	Pre-Plan[(a)]	12/31/2002	Current[(b)]
Theatres	434	308	304
Screens	2,815	2,262	2,251
Theatre cashflow per screen (000's)	$ 28.7	$51.2	$ 10.5

– Continuing Success in Margin Improvements

	Pre-Plan[(a)]	12/31/2002	Current[(b)]
EBITDA Margin	14.7%	20.7%	21.1%
EBITDAR Margin	25.1%	31.0%	33.6%
EBITDA/Screen (000's)	$ 25.1	$ 46.5	$ 9.7
EBITDAR/Screen (000's)	$ 42.7	$ 69.6	$ 15.4

(a) Latest twelve months as of 6/30/00
(b) As of 3/31/2003.






Key Accomplishments

– Ongoing Covenant Compliance and Healthy Cushion

Covenant	1Q 03	4Q 02
EBITDA / Interest	**2.5x**	**2.2x**
Covenant	1.55x	1.5x
% Cushion	58.5%	48.0%
EBITDA Cushion	$ 37.7	$ 34.5
Total Debt / EBITDA	**4.0x**	**3.9x**
Covenant	7.0x	7.2x
% Cushion	72.9%	85.9%
EBITDA Cushion	$ 43.1	$ 49.2
EBITDAR / Fixed Charges	**1.6x**	**1.6x**
Covenant	1.0x	1.0x
% Cushion	64.9%	58.4%
EBITDAR Cushion	$ 60.6	$ 58.6
Actual CAPEX	**$ 1.3**	**$ 17.3**
Covenant	$ 17.7	$ 20.0
% Cushion	92.7%	13.5%
$ Cushion	$ 16.4	$ 2.7






Key Accomplishments

	Pre-Plan[(a)]	12/31/2002	Current[(b)]
Theatres	434	308	304
Screens	2,815	2,262	2,251
Theatre cashflow per screen (000's)	$ 26.1	$ 51.2	$ 10.5
Attendance per Average Screen	25,413	30,876	6,310
Average ticket price	$ 4.71	$ 4.90	$ 4.85
Annual Min. Lease Payments (mm)	$ 60.3	$ 53.6	$ 53.6
Required Debt Amortization (mm)	-	$ 25.0	$ 34.9
PF Annual Total Interest (mm)	$ 39.7	$ 47.5	$ 41.4
EBITDA Margin	14.7%	20.7%	21.1%
EBITDAR Margin	25.1%	31.0%	33.6%
Free Cash Flow (mm)	$ 33.9	$ 57.6	$ 11.2
Total Debt (mm)	$ 518.3	$ 418.8	$ 414.3
Net Debt (mm)	$ 470.7	$ 391.7	$ 376.5
Maintenance CAPEX (mm)	$ 10 – 15	$ 6.8	$ 6-8

(a) Latest twelve months as of 6/30/00
(b) As of 3/31/2003.



Business Description -

Financial Profile as of March 31, 2003



Concessions
30%
Admissions
67%
Other
3%



Concession Costs
4%
Salaries
16%
Rent
14%
Other
17%
Corporate
G&A
4%
D&A
9%
Film Costs
36%






Concession Characteristics -
Highest Margin Products



POP
Weaver

88 – 90%

Profit Margin

- Focused on the highest margin concession products: Sodas and Popcorn
- Maximize profitability by increasing customer fulfillment in the 20 minutes between screenings
- Employees trained to "up-sell" customers to larger portions thus increasing margins

Sales per Screen Performance





2003 Sales\Screen
2002 Sales\Screen
2001 Sales\Screen
2000 Sales\Screen
$27,500
$25,000
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$0
January
February
March
April
May
June
July
August
September
October
November
December






Key Accomplishments

– Continued Success in Film Selection

Carmike 2002 Top 10 Films

Movie Title	**Box Office Gross**
Spider Man	$ 15,523,669
Star Wars: Attack of the Clones	$ 13,190,569
Signs	$ 9,230,420
Lord of the Rings: Two Towers	$ 8,566,300
Harry Potter and the Chamber of Secrets	$ 8 452 411
Men In Black II	$ 8,332,669
Scooby-Doo	$ 8,069,839
Austin Powers in GoldMember	$ 7,842,359
Ice Age	$ 7,608,168
The Santa Clause 2	$ 7,347,712
	$ 94,164,116

Top 10 Percentage of 2002 Box Office = 28%



Key Accomplishments

- Targeted Capex to Maintain Quality of Circuit
- High quality of Carmike's current portfolio
  - Closed low quality, underperforming theatres during reorganization
  - Within the last 5 years, 50% of screens have been upgraded and/or refurbished
  - Actual capex for 2002 was $17.3 million compared to a budget capex of $20.0 million



150
100
50
0
67
105
90
101
141
27
New Wall Covering
New Seats
New Drapes
New Carpeting
Sound Upgrade
New Roof



2003 Strategic Objectives

– Further debt reduction
– Ongoing cost control
– Further targeted capex to continuously improve circuit quality
– Continued improvement in operating performance (driven in part by film pipeline)






Financial Policies

- Conservative capital structure targets
- Primary focus = debt reduction
- Treasury management
  - Liquidity and working capital focus
  - Integration of cashflow planning with revolving credit facility availability
- Capital expenditures
  - Business not capital-intensive
  - Annual range of maintenance CAPEX in the $6-8 million range
- Acquisition criteria
  - Disciplined, rigorous due diligence and approval process
  - Typical payback within 12-24 months with positive near-term NPV
- Never paid a dividend; not anticipating to begin dividends






Key Credit Strengths

- Improved capital structure and asset portfolio
- Substantial free cashflow driven by limited capital requirements
- Focused, niche strategy reduces competition
- Improving industry supply / demand equation
- Strong pipeline of upcoming Blockbusters
- Substantial asset values from owned properties
- Cinema industry less sensitive to economic swings
- Experienced management team






2003 Release Schedule

RELEASE DATE	DISTRIBUTOR	TITLE – CAST – DIRECTOR - SYNOPSIS
6/6/03	MIRAMAX	PROZAC NATION Christina Ricci, Jessica Lange, Jason Biggs, Anne Heche Directed By: Erik Skjoldbjaerg Synopsis: Based on Elizabeth Wurtzel's autobiography, the story centers on Lizzie, a Harvard undergrad and music critic battling clinical depression. When things fall apart at school, she alienates everyone she loves. Featured players include Christina (Sleepy Hollow) Ricci as Lizzie, Anne (Psycho) Heche as her psychiatrist, Jessica (Titus) Lange as her neurotic mother, Michelle (But I'm A Cheerleader) Williams as her best friend and Jonathan (Velvet Goldmine) Rhys Meyers as her college boyfriend. Of the story helmed by Erik (Insomnia) Skjoldbjaerg: "As she's packing to leave, her mother harangues her about her choice of school, establishing the modus operandi for what will prove to be the turbulent core of the film – an ongoing game of emotional extortion."
6/6/03	UNIVERSAL	2 FAST 2 FURIOUS Paul Walker, Tyrese Gibson Directed By: John Singleton Synopsis: The story picks up where "The Fast and the Furious" left off, when cop Brian O'Connor (Paul Walker) let Dominic Torreto (Vin Diesel) get away. In the sequel, that gets him stripped of his badge and disgraced, he is given a chance to redeem himself and regain his badge by going undercover to infiltrate the street racing circuit in Miami.
6/13/03	FOX	FROM JUSTIN TO KELLY Kelly Clarkson (Kelly), Justin Guarini Directed By: Not announced yet Synopsis: The fairytale rise to superstardom of America's favorite 'Idols' continues as Kelly Clarkson and Justin Guarini make the leap to the big screen in this year's biggest beach party. Kelly and runner-up Justin portray themselves in a story that mixes real-life adventures with scripted hijinks.
6/13/03	NLC	DUMB AND DUMBER: WHEN HARRY MET LLOYD Eric Christian Olsen, Derek Richardson, Luis Guzman, Eugene Levy, Rachel Nichols, Mimi Rogers Directed By: Troy Miller Synopsis: Loveable dullard friends Harry and Lloyd return in the prequel to the 1994 blockbuster "Dumb and Dumber." This time around, Harry and Lloyd are in their formative high school years, when they band together with a group of special ed students to try and crack "the big show," otherwise known as mainstream high school. Written by Robert Brener, the film is directed by Troy (Run Ronnie Run) Miller.






RELEASE DATE	DISTRIBUTOR	TITLE – CAST – DIRECTOR - SYNOPSIS
6/13/03	PARAMOUNT	RUGRATS GO WILD *Animated* Jodi Carlisle, Christine Cavanaugh, lacey Chabert Directed By: John Eng, Norton Virgien Synopsis: The characters of the Rugrats TV series join forces with the Wild Thornberrys, a family whose daughter can talk to animals, when they go on an exotic adventure. Adventures and mishaps unwind in the animated feature.
6/13/03	SONY	HOLLYWOOD HOMICIDE Harrison Ford, Josh Hartnett Directed By: Ron Shelton Synopsis: Ron (Bull Durham) Shelton, Directs the action-comedy starring Harrison (K-10: The Widowmaker) Ford and Josh (Pearl Harbor) Hartnett, as unconventional L.A. homicide detectives. Joe Gavilan (Ford) is the seasoned veteran charged with showing K. C. Calden (Hartnett) the ropes, while investigating the gangland style murder of a rap group. Also featured in the cast are Lena (Chocolat) Olin and Bruce (Swept Away) Greenwood.
6/20/03	UNIVERSAL	THE HULK Eric Bana, Jennifer Connolly, Sam Elliott, Nick Nolte Directed By: Ang Lee Synopsis: Eric Bana stars as Bruce Banner, a scientist whose inner demons transform him in the aftermath of a catastrophic experiment. Bana plays both the human Banner and the superhuman Hulk. Other featured players include Jennifer (A Beautiful Mind) Connelly as Betty Ross, whose scientific genius unwittingly helps unleash The Hulk, Nick (The Thin Red Line) Nolte as Banner's brilliant father who passes on a tragic legacy to his son, and Sam (The Contender) Elliot as the commander of a top-secret military research center. Ang (Crouching Tiger, Hidden Dragon) Lee helms the action- adventure.
6/20/03	WB	ALEX & EMMA Kate Hudson, Luke Wilson, Sophie Marceau, David Paymer Directed By: Rob Reiner Synopsis: Alex (Luke Wilson) is a writer who has writer's block coupled with gambling debts. In order to console the loan sharks, he must finish his novel in thirty days or wind up dead. He hires a stenographer, Emma (Kate Hudson). During his dictation which describes the story of a romantic love triangle, Emma gives her opinions which eventually influence Alex and his story and soon real life imitates art.






RELEASE DATE	DISTRIBUTOR	TITLE – CAST – DIRECTOR - SYNOPSIS
6/27/03	FOX SEARCHLIGHT	28 DAYS LATER Cillian Murphy, Noah Huntley Directed By: Danny Boyle Synopsis: A virus that locks those infected into a permanent state of killing rage, is accidentally released from a British research facility. Carried by animals and humans, the virus is impossible to contain, and spreads across the entire planet. Twenty-eight days later, a small group of survivors are trapped in London, caught in a desperate struggle to protect themselves from the infected. As they attempt to salvage a future from the apocalypse, they find that their most deadly enemy is not the virus, but other survivors.
6/27/03	SONY	CHARLIE'S ANGELS: FULL THROTTLE Drew Barrymore, Cameron Diaz, Lucy Liu Directed By: McG Synopsis: Charlie and his elite crime-fighting trio return in this sequel to the hit action-adventure released in 2000. In the Angels' new adventure, the heroines once again demonstrate their expertise as a master of espionage, martial arts and disguise as they track down a crooked FBI agent. Featured players include Cameron (Gangs of New York) Diaz as Natalie, Drew (Confessions of a Dangerous Mind) Barrymore as Dylan, Lucy (Ballistic: Ecks vs Sever) Liu as Alex and Demi (Passion of Mind) Moore as a one-time Angel gone bad.
7/2/03	DREAMWORKS	SINBAD: LEGEND OF THE SEVEN SEAS Brad Pitt, Catherine Zeta-Jones, Joseph Fiennes, Michelle Pfeiffer Directed By: Tim Johnson Synopsis: Brad (The Mexican) Pitt, Catherine (Chicago) Zeta-Jones and Michelle (White Oleander) Pfeiffer lend their voices to the animated adventure. Pitt stars as Sinbad, the most daring and notorious rogue ever to sail the seven seas. Zeta-Jones plays the beautiful Marina, who joins Sinbad on his greatest adventure. Together, they must battle Eris (Pfeiffer), the powerful goddess of Chaos, to save the fabled Book of Peace and the life of Sinbad's best friend, Proteus, voiced by Joseph (Enemy at the Gates) Fiennes.
7/2/03	MGM/UA	LEGALLY BLONDE 2: RED, WHITE AND BLONDE Reese Witherspoon, Regina King, Luke Wilson, Sally Field Directed By: Charles Herman-Wurmfeld Synopsis: Reese (Sweet Home Alabama) Witherspoon is back in Elle Woods' strappy shoes, a rising young lawyer about to make partner who's also about to take one: Elle's planning her wedding! But when she finds out her beloved Bruiser's canine relatives are being held as test subjects at a cosmetics firm, Elle heads to D.C. to accessorize her rights and take matters into her own well-manicured hands. It's a government by the people, for the people, and as far as Elle is concerned, Bruiser is people too. Political maneuvering, vote-seeking senators, hidden agendas and the cutest little Congress outfit ever with a matching Gucci bag, Elle Woods goes to Washington, and the U.S. government will never be the same.






RELEASE DATE	DISTRIBUTOR	TITLE – CAST – DIRECTOR - SYNOPSIS
7/2/03	WB	TERMINATOR 3: RISE OF MACHINES Arnold Schwarzenegger Directed By: Jonathan Mostow Synopsis: A decade has passed since John Connor (Nick Stahl) helped prevent Judgment Day and save mankind from mass destruction. Now 25, Connor lives "off the grid": no home, no credit cards, no cell phone and no job. No record of his existence. No way he can be traced by Skynet, the highly developed network of machines that once tried to kill him and wage war on humanity. But out of the shadows of the future steps the T-X (Kristanna Loken) Skynet's most sophisticated cyborg killing machine. Sent back through time to complete the job left unfinished by her predecessor, the T-1000, this machine is as relentless as her human guise is beautiful. Now Connor's only hope for survival is the Terminator (Arnold Schwarzenegger) his mysterious former assassin. Jonathan (Breakdown) Mostow helms the action, marking his first since completing "U-571" in 2000.
7/9/03	BV	THE PIRATES OF THE CARIBBEAN Johnny Depp, Orlando Bloom Directed By: Gore Verbinski Synopsis: Orlando Bloom stars as Jack, a young British man who joins forces with the venerable pirate, Captain Jack Sparrow (Johnny Depp), to save Elizabeth (Keira Knightly), his imperiled love, from a group of dangerous villains led by a bad buccaneer, Captain Barbossa (Geoffrey Rush). Gore (The Mexican) helms the action adventure, marking his first since completing "The Ring" in 2002.
7/11/03	FOX	THE LEAGUE OF EXTRAORDINARY GENTLEMEN Sean Connery, Stuart Townsend, Peta Wilson, Shane West Directed By: Stephen Norrington Synopsis: Set in Victorian England, the story centers around a team of extraordinary figures enlisted by a mysterious caller to stop a villain intent on turning the nations of the world against one another. The coterie of heroes are led by Allan Quartermain (Sean Connery) and comprise some of the greatest figures from adventure literature: Captain Nemo (Naseeruddin Shah), Dracula vampiress Mina Harker (Peta Wilson), invisible man Rodney Skinner, (Tony Curran), American secret service agent Sawyer (Shane West), Dorian Gray (Stuart Townsend), and Dr. Jekyll/Mr. Hyde (Jason Flemyng). Richard Roxburgh (Moulin Rouge) plays the League's enigmatic recruiter. Stephen Norringtobn (Blade) directs.
7/18/03	NLC	HOW TO DEAL Mandy Moore, Alexandra Holden, Trent Ford, Allison Janney Directed By: Clare Kilner Synopsis: Billed as a romantic comedy, the story centers on Halley, a jaded teenage girl who doesn't believe in love, until she meets Macon. Of the story: "She doesn't believe in love because there are all these examples of love gone wrong going on around her, with her parents getting divorced, her best friend falling in love, and they made this pact that they would never fall in love." Featured players include Mandy (A Walk To Remember) Moore as Halley, Trent (Slap Her, She's French) Ford as Macon and Allison Janney (TV's "The West Wing") as Halley's mother.






RELEASE DATE	DISTRIBUTOR	TITLE – CAST – DIRECTOR - SYNOPSIS
7/18/03	SONY	BAD BOYS 2 Martin Lawrence, Will Smith, Gabrielle Union, Jodi Molla Directed By: Michael Bay Synopsis: Narcotics detectives Mike Lowrey (Will Smith) and Marcus Burnett (Martin Lawrence) have been assigned to a high-tech task force investigating the flow of designer ecstasy into Miami. Their inquiries inadvertently lead them to a major conspiracy involving a vicious kingpin, whose ambitions to take over the city's drug trade have ignited a bloody turf war. But Mike and Marcus' friendship and working relationship is threatened when Mike begins to develop feelings for Marcus' sister, Syd (Gabrielle Union). Unless they can separate the personal from the professional, the bad boys are in danger of blowing the case and endangering Syd's life in the process. Michael (Armageddon) Bay helms the action, marking his first since completing "Pearl Harbor" in 2001.
7/18/03	UNIVERSAL	JOHNNY ENGLISH Rowan Atkinson, Natalie Imbruglia, John Malkovich Directed By: Peter Howitt Synopsis: Rowan Atkinson stars as Johnny, an accident-prone MI-7 agent on a mission to rescue Britain's crown jewels and save the country and the monarchy from a Machiavellian French business magnate. Also featured in the cast are John (Shadow of the Vampire) Malkovich as the scheming Savage, Ben (The Parole Officer) Miller as Johnny's sidekick Bough and singer Natalie Imbruglia as special agent Lorna Campbell, the object of Johnny's desires. Peter Howitt helms the comedy, marking his first since completing "Antitrust" in 2001.
7/18/03	WB	EXORCIST: THE BEGINNING Stellan Skarsgård, Gabriel Mann, Billy Crawford Directed By: Paul Schrader Synopsis: This prequel to the 1973 classic horror flick *The Exorcist* will recount Father Merrin's early 20th-century journey to Africa, where, while doing missionary work as a young priest, he has his first encounter with Satan.
7/25/03	MIRAMAX	SPY KIDS 3 Antonio Banderas, Carla Gugino, Alexa Vega, Daryl Sabara Directed By: Robert Rodriguez Synopsis: The adventure of spy siblings Juni and Carmen Cortez continue in the third installment in the series. Returning players include Antonio (Femme Fatale) Banderas, Carla (The One) Cugino, Alexa (The Deep End of the Ocean) Vega and Daryl Sabara as Juni. Robert (From Dusk Till Dawn) Rodriguez helms the adventure.






RELEASE DATE	DISTRIBUTOR	TITLE – CAST – DIRECTOR - SYNOPSIS
7/25/03	PARAMOUNT	TOMB RAIDER 2 Angelina Jolie, Djimon Hounsou, Gerard Butler Directed By: Jan de Bont Synopsis: Angelina (Life or Something Like It) Jolie is back as Lara Croft, the British aristocrat who is sent on a perilous mission to rescue the world from the exploits of an evil Chinese crime syndicate led by oriental crime lord Chen Lo. The movie opens with an explosive underwater action scene involving a desperate struggle for a sacred ancient spear guarded by Chen Lo's evil henchmen and a mission to overthrow new villain Reiss from deploying an army of biological drones to wreak havoc on the world.
7/25/03	UNIVERSAL	SEABISCUIT: AN AMERICAN LEGEND Tobey Maguire, Jeff Bridges Directed By: Gary Ross Synopsis: Billed as an American epic of triumph and perseverance set during the Great Depression, the story tells of three men: a jockey, a trainer, a business man, and the down-and-out racehorse that took them and the entire nation on the ride of a lifetime. Featured players include Chris (Adaptation) Cooper, Jeff (The Contender) Bridges, Elizabeth (Catch Me If You Can) Banks and Tobey (Spider-Man) Maguire as the jockey. Gary Ross helms the drama, marking his first since completing "Pleasantville" in 1998.
8/1/03	SONY	GIGLI Ben Affleck, Justin Bartha, Jennifer Lopez, Christopher Walken, Al Pacino Directed By: Martin Brest Synopsis: It is the story of Gigli (Ben Affleck), a novice hit man in Los Angeles seeking the big score. His latest idea is to kidnap the mentally challenged brother (Justin Bartha) of a powerful district attorney. Jennifer Lopez will play a free-spirited gunslinger sent to supervise the lowly Gigli. Together, they hold the brother hostage, run from the cops, and, of course, fall in love.
8/1/03	UNIVERSAL	AMERICAN WEDDING aka American Pie 3 Seann William Scott, Jason Biggs, Chris Klein, Thomas Ian Nicholas, Eddie Kaye Thomas, Eugene Levy Directed By: Jesse Dylan Synopsis: Third installment in the "American Pie" franchise. We pick up with Jim and Michelle's decision to quickly get married, as Jim's grandmother is sick and only wants to see him married before she dies. Stifler plans the ultimate bachelor party, and Finch falls for the maid of honor, who is Michelle's younger sister, Cadence. Jim's dad coolly dispenses advice amidst a sea of neuroses. Jesse (How High) Dylan directs.






RELEASE DATE	DISTRIBUTOR	TITLE – CAST – DIRECTOR - SYNOPSIS
8/6/03	BV	FREAKY FRIDAY Christina Vidal, Jamie Lee Curtis Directed By: Mark S. Waters Synopsis: The 1976 original starred Barbara Harris and Jodie Foster as a mom and daughter who each think the other has an easy life. One crazy Friday, they wish they could trade places with each other ... and it happens! In this Disney remake, Annette Bening is set to play the mother. Things get really complicated because Bening's character is due to get married shortly after the switch takes place.
8/8/03	MIRAMAX	SHAOLIN SOCCER Stephen Chow, Vicki Zhao Wei, Ng Mang-Tat, Patrick Tse Directed By: Stephen Chow Synopsis: The story centers on Golden Leg" Fung, a former soccer champion who meets a young Shaolin kung-fu practitioner named Sing and decides to train him as a soccer player. Anxious to prove the value of Chinese kung fu to the world, Sing recruits his brothers to join and form the ranks of the rest of the team. Soon the team finds themselves headed for the National Soccer Final. Stephen Chow writes, directs and stars in the comedy. Of the story: "Fung intends to serve as their soccer coach and to unleash their talent of kung fu on the soccer field. Sing dreams that there is a good chance to propagate the spirit of Shaolin to the public."
8/8/03	SONY	S.W.A.T. Colin Farrell, Samuel L. Jackson Directed By: Clark Johnson Synopsis: The tables are turned when the Los Angeles Police Department's S.W.A.T. (Special Weapons and Tactics) unit must protect a dangerous criminal. A "grizzled" veteran SWAT officer (Jackson) is given a second chance to cobble together a new SWAT team to protect the high-profile baddie. (source: Variety, 4/18/01) (10/22/01) Talking to Zap2It, Ayer confirms that the premise involves a "Pablo-Escobar-type" criminal who puts out an offer of $100 million to anyone who can break him out of jail. (9/27/02) Olivier Martinez plays the criminal in question. (11/15/02) Page Kennedy plays the partner-in-crime of Renner's character, who's a S.W.A.T. team member turned to a life of crime.
8/8/03	WB	MATCHSTICK MEN Nicolas Cage, Sam Rockwell Directed By: Ridley Scott Synopsis: Ridley (Black Hawk Down) Scott directs this story of a phobic con man (Nicholas Cage) whose teenage daughter (Alison Lohman) unexpectedly reenters his life just when he and his protégé (Sam Rockwell) are about to pull off a big score.






RELEASE DATE	DISTRIBUTOR	TITLE – CAST – DIRECTOR - SYNOPSIS
8/15/3	DREAMWORKS	ENVY Jack Black, Ben Stiller, Christopher Walken Directed By: Barry Levinson Synopsis: When one of them (Black) becomes mindblowingly, quite-literally stinking rich by selling an invention, a pair of life-long best friends and neighbors (they even work at the same company) finds their bond breaking as the other guy (Stiller) starts to go crazy with... envy (Weisz plays Stiller's wife).
8/15/03	MGM/UA	UPTOWN GIRLS Brittany Murphy, Dakota Fanning, Heather Locklear Directed By: Boaz Yakin Synopsis: Britney (Just Married) Murphy stars as Molly Gunn, a spoiled New York City socialite who is forced to get a job when her inheritance is stolen. She finds employment as a nanny to Ray (Dakota "I Am Sam" Fanning), the daughter of a driven record executive (Heather Locklear). Molly and Ray are essentially alone in the world, but soon discover in the other a true friend.
8/15/03	MIRAMAX	THE BATTLE OF SHAKER HEIGHTS Directed By: E. Potelle & K. Rankin Synopsis: A young war reenactor makes a friend on the battlefield who helps him use strategy to take on his high school enemy. Driven by newfound confidence, he seduces the friend's fetching older sister and risks the friendship. Reality intervenes when the illness of his ex-addict father forces the anger his irony masks to the surface and he has to decide if staying in a fantasy world is worth the consequences. Winner of the Project Greenlight screenplay contest.
8/15/03	NLC	FREDDY VS JASON Robert Englund, Kelly Rowland Directed By: Ronny Yu Synopsis: Teenagers find themselves caught in the middle of a dream battle between two famous forces of evil: Freddy Krueger (*A Nightmare on Elm Street*) and Jason Voorhees (*Friday the 13th*) go mano y mano. The movie starts on Elm Street and eventually moves to Camp Crystal Lake for the final smackdown.
8/15/03	PREMIERE	KART RACER Randy Quaid, David Gallagher, Will Rothhaar Directed By: Stuart Gillard Synopsis: Speed and winning are the only things that matter in the world of Kart Racing. Determined to overcome all obstacles, a troubled young boy realizes his dreams when he finally achieves victory in the Kart Racing championship.






RELEASE DATE	DISTRIBUTOR	TITLE – CAST – DIRECTOR - SYNOPSIS
8/15/03	SONY	IN THE CUT Meg Ryan, Mark Ruffalo, Kevin Bacon, Jennifer Jason Leigh Directed By: Jane Campion Synopsis: Meg Ryan stars as Franny Thorstin, a writing professor who has an erotic affair with a tough, police detective (Mark Ruffalo), investigating the gruesome murder of a young woman in her neighborhood. Featured players include Kevin (Hollow Man) Bacon and Jennifer Jason (Road to Perdition) Leigh. Jane (The Piano) Campion helms the psychological thriller.
8/20/03	FOX SEARCHLIGHT	THIRTEEN Holly Hunter, Nikki Reed Directed By: Catherine Hardwicke Synopsis: Winner of the directing prize at the 2003 Sundance Film Festival, *Thirteen* tells of the sometimes- harsh world of preteen LA girls who grow up much too quickly. The story centers on thirteen year-old Tracey (Evan Rachel Wood), who falls under the influence of popular bad girl Evie (Nikki Reed). Tracey's quiet life begins to spin out of control, as she is radically transformed under Evie's Svengali-like spell. Featured players include Holly (Living Out Loud) Hunter, Jeremy (Six Feet Under) Sisto and Deborah (Sunshine) Unger. Co-written by directed Catherine Harwicke and 14 year-old Nikki Reed, who plays bad girl Evie in the film.
8/22/03	MIRAMAX	MY BOSS'S DAUGHTER Ashton Kutcher, Tara Reid, Carmen Electra Directed By: David Zucker Synopsis: Ashton Kutcher (TV's "That 70's Show) stars as a young man who is asked to housesit for his mean-tempered boss and uses this opportunity to try to win over his daughter. Featured players include Tara (Josie and the Pussycats) Reid as the boss' daughter, Andy (Big Trouble) Richter as her older brother who is on the run from drug dealers and Molly (Shallow Hal) Shannon. David (Ruthless People) Zucker directs the comedy, marking his first since completing "Basketball" in 1998.
8/22/03	PARAMOUNT	MARCI X Lisa Kudrow, Damon Wayans, Richard Benjajim, Jane Krakowski Directed By: Richard Benjamin Synopsis: When protest breaks out over rapper Dr. S's new CD, the owner of his record label is hospitalized by a heart attack. His pampered daughter, Marci, whose never set foot in the business world, steps in and stands up to Dr. S and tries to tone down his bad boy edge. Featured players include Damon (Bamboozled) Wayans as Dr. S, Richard (Deconstructing Harry) Benjamin as Marci's father, and Lisa Kudrow (TV's Friends) as Marci, the Jewish-American princess who is forced to take control of the hardcore hip-hop record label.
8/22/03	WB	GRIND Mike Vogel, Vince Vieluf, Adam Brody, Joey Kern Directed By: Casey La Scala Synopsis: In this action comedy, four young skaters follow a skateboarding star on his summer tour in hopes of landing a major sponsor and finding fame.






RELEASE DATE	DISTRIBUTOR	TITLE – CAST – DIRECTOR - SYNOPSIS
8/29/03	MGM/UA	JEEPERS CREPPERS 2 Jonathan Breck, Ray Wise, Nicki Lynn Aycox Directed By: Victor Salva Synopsis: The sequel to the 2001 film centers on a group of basketball players, coaches and cheerleaders who find themselves attacked by a winged, people-eating monster on their way home from the state championship. Featured players include Jonathan (Jeepers Creepers) Breck, Ray Wise, Nicki Lynn (Slap Her, She's French) Aycox, and Marieh (Auto Focus) Delfino. Victor (Powder) Salva helms the horror, marking the first since completing "Jeepers Creepers."
8/29/03	NLC	HIGHWAYMEN Jim Caviezel, Rhona Mitra, Frankie Faison, Colm Feore Directed By: Robert Harmon Synopsis: Jim (Angel Eyes) Caviezel plays a man who takes to the road in search of his wife's murderer, a serial killer whose signature weapon is a 1972 Cadillac.
9/5/03	FOX	THE ORDER Heath Ledger, Mark Addy, Benno Furmann Directed By: Brian Helgeland Synopsis: A young conflicted NY priest, Alex Bermier (Ledger), helps a female detective, Lucy Sinclair (Sossamon), investigating the case of the French ambassador, whose corpse was covered with mysterious religious symbols written in Aramaic. When he sends his former teacher, Father Dominic, at the Vatican the signs to decode, Alex is summoned to Rome where the mystery continues. It seems this murder may be the work of the last (Cassel) of an ancient Christian order (outside the Catholic Church) called the "Sin Eaters", a person who claims to absolve the guilty of their sins, except there's one catch: the absolution is fatal.
9/12/03	LIONSGATE	CABIN FEVER James DeBello, Joey Kern, Rider Strong, Jordan Ladd Directed By: Eli Roth Synopsis: As a last hurrah after college, friends Jeff, Karen, Paul, Marcy and Bert embark on a vacation deep into the mountains. With the top down and the music up, they drive to a remote cabin to enjoy their last days of decadence before entering the working world. Then somebody gets sick. Karen's skin starts to bubble and burn as something grows inside her, tunneling beneath her flesh. The group is so repulsed, shocked and sickened watching their friend deteriorate before their eyes, they lock her in a shed to avoid infection. They soon realize that anyone of them could have the infection. What soon began as a struggle against the disease turns into a battle against friends as the fear of contagion drives them to turn on each other.
9/12/03	PREMIERE	SLAP HER, SHE'S FRENCH Piper Perabo Directed By: Malanie Mayron Synopsis: A French foreign exchange student (Perabo) in a small Texas town's high school upsets the balance by trying to usurp the position of the most popular girl.






RELEASE DATE	DISTRIBUTOR	TITLE – CAST – DIRECTOR - SYNOPSIS
9/12/03	SONY	ONCE UPON A TIME IN MEXICO Antonio Banderas, Willem Dafoe, Mickey Rourke, Quentin Tarantino, Salma Hayek, Johnny Depp, Ruben Blades Directed By: Robert Rodriguez Synopsis: This is Robert Rodriguez's second sequel to *El Mariachi*. This film follows the events of *Desperado*, and the director describes it as the *The Good, The Bad, and The Ugly* installment of the series.
9/12/03	WB	THE BIG BOUNCE Owen Wilson, Morgan Freeman, Charlie Sheen, Sara Foster, Gary Sinise, Bebe Neuwirth, Harry Dean Stanton, Scott Caan, Willie Nelson, Kris Kristofferson Directed By: George Armitage Synopsis: Jack Ryan (Owen Wilson), a charming drifter, meets a beautiful criminal, Nancy Hayes, in a Michigan resort town. The powerful and rich local Mr. Majestyk wants Jack gone and Nancy all to himself.
9/19/03	BV	UNDER THE TUSCAN SUN Diane Lane Directed By: Audrey Wells Synopsis: A single American lawyer in her 30s gives up everything she's worked for and moves to Italy in search of a more romantic and satisfying life.
9/19/03	FOCUS	LOST IN TRANSLATION Bill Murray, Scarlett Johansson Directed By: Sofhia Coppula Synopsis: This is the story of two Americans, a washed-up TV star (Murray) in town for a TV whiskey commercial shoot, and the (very) young wife (Johansson) of a photographer, who meet in Tokyo, Japan and end up spending a weekend hanging out there together on a "soul-searching mission."
9/19/03	LIONSGATE	THE COOLER William H. Macy, Alec Baldwin, Maria Bello, Shawn Hatosy Directed By: Wayne Kramer Synopsis: William H. Macy plays Bernie Lootz, a man with chronic bad luck that quickly spreads to those around him. His ability to give bad luck to others lands him a job at a casino, spoiling the winning streaks of the gamblers around him. But when he meets and falls in love with waitress Natalie (Maria Bello), his luck turns good and all hell breaks loose.









RELEASE DATE	DISTRIBUTOR	TITLE – CAST – DIRECTOR - SYNOPSIS
9/19/03	MGM/UA	PIECES OF APRIL Katie Holmes, Patricia Clarkson Directed By: Peter Hedges Synopsis: This is the comedic story of a young woman (Holmes) who tries to make Thanksgiving for her estranged parents (Platt, Clarkson) from the suburbs at her apartment on New York's Lower East Side, while also introducing them to her new boyfriend, Bobby (Luke), and the many ways that the entire affair doesn't go exactly the way she hoped it would.
9/19/03	PARAMOUNT	THE FIGHTING TEMPTATIONS Cuba Gooding, Jr., Beyonce Knowles, Steve Harvey, Mike Epps Directed By: Jonathan Lynn Synopsis: Cuba (Snow Dogs) Gooding, Jr. stars as a hip-hop recording star who returns to his Southern hometown for his aunt's funeral and discovers that he's in line for a substantial inheritance if he embraces his roots and starts a gospel choir.
9/19/03	SONY	UNDERWORLD Kate Beckinsale, Scott Speedman Directed By: Len Wiseman Synopsis: In a strange, blood-sucking twist on the Romeo and Juliet story, Kate Beckinsale will play a vampire vixen named Selene, who, according to *The Hollywood Reporter*, is an "elegant warrior with the strength of 10 men." She exists solely to slaughter werewolves, a job that becomes complicated when she falls in love with one Scott Speedman).
9/19/03	WB	MYSTIC RIVER Sean Penn, Kevin Bacon Directed By: Clint Eastwood Synopsis: Three childhood friends, Sean (Kevin Bacon), Dave, and Jimmy (Sean Penn), are reunited after 25 years by a police investigation into the murder of Jimmy's oldest daughter. Sean was the cop on duty in the area when the girl was murdered, and
9/26/03	MIRAMAX	THE HUMAN STAIN Anthony Hopkins, Nicole Kidman Directed By: Robert Benton Synopsis: Set during the summer of 1998 during the height of the Clinton impeachment scandal, Dr. Coleman Silk (Hopkins), a light-skinned African-American classics professor, in a small New England college town, who has spent his professional life pretending to be Jewish, becomes embroiled in a racial controversy when he calls some absent students "spooks" (the exact utterance is "Do they exist or are they spooks?"). Even as his life crumbles, amid a series of revelations about him, such as his affair with Faunia Farley (Kidman), a cleaning woman half his age (he pops Viagra like candy), Silk holds back his greatest secret (his race)... (Sinise plays a novelist who investigates Silk's life story; Harris plays Faunia's ex-husband)









RELEASE DATE	DISTRIBUTOR	TITLE – CAST – DIRECTOR - SYNOPSIS
9/26/03	NLC	SECONDHAND LIONS Haley Joel Osment, Michael Caine, Robert Duvall, Josh Lucas Directed By: Tim McCanlies Synopsis: Set in 1960s Texas, this is the story of a timid teenager, Walter (Osment), forced to spend the summer by his irresponsible mother (Sedgwick) with his eccentric (and recently rich) great-uncles (Caine and Duvall) on their farm, as he learns more about their mysterious and dangerous pasts, which we see as flashbacks. (Vaugier plays an Arabian sultan's daughter that Duvall's character falls in love with as a young man; Katt plays Sedgwick's boyfriend; O'Neill plays the nephew of the uncles who also serves as their attorney.)
9/26/03	UNIVERSAL	UNTITLED PETER BERG Dwayne "The Rock" Johnson
10/3/03	BV	HIDALGO Viggo Mortensen, Malcolm McDowell, Omar Sharif Directed By: Joe Johnston Synopsis: Set in 1890, this is the story of a Pony Express courier (Mortensen) who travels to Saudi Arabia to compete with his horse, Hidalgo, in a dangerous race for a massive contest prize, in an adventure that sends the pair around the world... (Omar Sharif plays an Arabian sheik; Robinson plays the sheik's daughter who helps Hopkins during the race; Mensah plays her bodyguard, an Abyssinian slave)
10/3/03	MGM/UA	OUT OF TIME Denzel Washington, Eva Mendes Directed By: Carl Franklin Synopsis: A small-town cop (Denzel Washington) has a torrid affair with a married woman (Sanaa Lathan) and falls so in love with her that he's convinced one criminal act can allow them to run away together. The woman's husband (Dean Cain), a former NFL quarterback, and another cop (Eva Mendes) investigate the crime, but the cop soon falls for Washington, too.
10/3/03	MIRAMAX	SCARY MOVIE 3 Anna Faris Directed By: David Zucker Synopsis: The *Scary Movie* spoof franchise continues with the third installment, *Lord of the Broom s*, which will mock movie franchises *Lord of the Rings*, *Harry Potter*, and *Star Wars*. It will follow the adventures of an orphan on a magical quest to protect the world from dark forces.






RELEASE DATE	DISTRIBUTOR	TITLE – CAST – DIRECTOR - SYNOPSIS
10/3/03	PARAMOUNT	DICKIE ROBERTS: FORMER CHILD STAR David Spade, Alyssa Milano Directed By: Sam Weisman Synopsis: Not to be confused with the 1997 film of a similar name, this *Former Child Star* features David Spade as a washed-up and highly eccentric former child actor, now 35, who hires an entire foster family to make up for his lost childhood. Adam Sandler is producing the project, which is being written by Fred Wolf, who wrote *Black Sheep*, which also featured Spade.
10/10/03	MGM/UA	GOOD BOY Matthew Broderick, Liam Aiken, Brittany Murphy Directed By: John Hoffman Synopsis: An alien dog named Hubble — from the Dog Star, Sirius, of course — travels to Earth to investigate rumors that his canine conspirators have abandoned their plan to overthrow their human "masters." He's soon adopted by 12-year-old Owen Baker (*Road to Perdition's* Liam Aiken). Owen helps Hubble train a misfit band of neighborhood dogs to impress the Greater Dane, a leader from Sirius who is coming to Earth. The film will be a mix of live action and CGI animation.
10/10/03	MIRAMAX	KILL BILL Uma Thurman, David Carradine, Lucy Liu, Michael Madsen, Darryl Hannah, Vivica A. Fox, Sonny Chiba, Samuel L. Jackson Directed By: Quentin Tarantino Synopsis: Uma Thurman's character, a pregnant assassin named the Bride, is shot by her boss, Bill (Warren Beatty), and her co-workers at her wedding (the wedding guests are also shot). She survives, though, waking up exceedingly angry after a five-year coma, and decides to hunt down and kill every single one of the assassins who were responsible, saving Bill for last.
10/10/03	UNIVERSAL	INTOLERABLE CRUELTY George Clooney, Catherine Zeta-Jones, Billy Bob Thornton, Geoffrey Rush, Cedric the Entertainer Directed By: Joel Coen Synopsis: A sleazy Beverly Hills divorce attorney (George Clooney) frames the wife (Catherine Zeta-Jones) of one of his clients so the man can be released from the marriage and free from paying any settlement. The woman seeks revenge by plotting to marry the attorney and then taking him to the cleaners in their own divorice. But what she doesn't count on is falling in love with him.






RELEASE DATE	DISTRIBUTOR	TITLE – CAST – DIRECTOR - SYNOPSIS
10/10/03	WB	THE WHOLE TEN YARDS Bruce Willis, Matthew Perry, Natasha Henstridge, Amanda Peet Directed By: Howard Deutch Synopsis: In the original *Whole Nine Yards*, Matthew Perry played a mild-mannered suburban dentist stuck in a lousy marriage and living next door to Jimmy "The Tulip" Teduski, an in-hiding Mafioso played by Bruce Willis. There's been no word as to the sequel's plot, but expect the principal cast members to return.
10/17/03	BV	VERONICA Cate Blanchett, Colin Farrell, Brenda Fricker, Ciarind Hinds, Gerard McSorley Directed By: Joel Schumacher Synopsis: Based on the true story of Irish journalist Veronica Guerin, whose investigative reporting on Dublin's drug underworld, which included a fascinating series of *GQ* articles in 1996, led directly to her murder.
10/17/03	FOX	THE RUNAWAY JURY John Cusack, Gene Hackman, Dustin Hoffman Directed By: Gary Fleder Synopsis: Set in New Orleans, this is the story of a mysterious man, Nick Easter (Cusack) gets himself not only on the jury of a landmark case against a gun manufacturer, but as the foreman, in an attempt to influence the other jury members to vote a certain way (in partnership with his girlfriend, Marlee, played by Weisz, who tries to swindle the attorneys outside the jury). The case involves the widow of a man killed in an office shootings using the gun manufacturer of the weapon that was used, under the claim that they knew the store that sold it was not obeying the laws about firearm sales. (Hoffman plays the plaintiff's lawyer; Hackman plays the cunning advisor to the gun company's lawyer; Searcy plays Hackman's assistant).
10/17/03	SONY	THE MEDALLION Jackie Chan, Lee Evans Directed By: Gordan Chan Synopsis: This is a police thriller set in the world of immigrant smuggling, described as a cross between Lethal Weapon and Ghost. After getting killed on the job, a Chinese immigration officer (Chan) soon learns that he's still alive, but now has amazing supernatural abilities. Even as he's still learning how to use them, he's challenged to, you know, fight the bad guys. (Evans would play Chan's British police partner.)






RELEASE DATE	DISTRIBUTOR	TITLE – CAST – DIRECTOR - SYNOPSIS
10/24/03	MIRAMAX	BAD SANTA Billy Bob Thornton, Bernie Mac, Lauren Graham, Cloris Leachman, John Ritter Directed By: Terry Zwigoff Synopsis: This is the story of two criminals who disguise themselves as Santa Claus (Thornton) and his elf, traveling across the country to major malls, using the good will people have towards Santa to rob the stores blind. The plan is going great until the two baddies meet an introverted 8-year-old boy who reminds them of the true meaning of Christmas... (Bernie Mac plays a detective hired by a mall manager, played by Ritter, to investigate Santa and his Elf)
10/24/03	MIRAMAX	MY BABY'S MAMA Eddie Griffin, Anthony Anderson Directed By: Cheryl Dunye Synopsis: Like a 21st century, African-American take on Three Men and a Baby, this comedy tells the story of young men (Griffin, Anderson, Imperioli) forced to take responsibility for their children when their girlfriends (Ling, Parker, Bacalso) all get pregnant at about the same time... expect poo and pee jokes galore.
10/24/03	PARAMOUNT	BEYOND BORDERS Angelina Jolie, Clive Owen Directed By: Martin Campbell Synopsis: This is the tale of a romance, set across many years, between a medical student turned international disaster relief worker (Owen) and a philanthropist socialite, Sarah (Jolie). Their story sees them meeting again and again against the backdrops of disasters and wars. (Polo plays Sarah's sister, a globetrotting journalist; Roache plays Sarah's British husband; Emmerich plays a "trust fund baby" friend of Nick's).
10/24/03	PREMIERE	WHO'S YOUR DADDY Brandon Davis, Coleen Camp, Kadeem Hardison Directed By: Andy Fickman Synopsis: This is the story of a high school senior in Ohio who inherits an adult magazine. Not one issue... the whole company. Soon, he's hanging out with naked girls, and um... what else would there be to do again?
10/24/03	SONY	LIL' PIMP *Full-length Animated Feature* Directed By: Mark Brooks, Peter Gilstrap Synopsis: He's a cute little 9-year old white boy, he's got freckles, and he's a pimp, Lil' Pimp, to be exact! Share the laughs, the magic and the seductive, as Mom, Dad, Lil' Pimp and his pimpin' pals Fruitjuice and Nagchampa, plus superfine 'hos Yam Basket and Honeysack, fill your heart with warmth and your computer screen with memories. And don't forget Weathers, Lil' Pimp's loveable pet gerbil. Mark Brooks and Peter Gilstrap helm the animated comedy based on the animated Internet series.









RELEASE DATE	DISTRIBUTOR	TITLE – CAST – DIRECTOR - SYNOPSIS
10/24/03	WB	GOTHIKA Halle Berry, Penelope Cruz Directed By: Undecided Synopsis: A criminal psychologist (Berry) awakens to find herself a patient in the very same mental institution in which she works, with no memory of a murder she's accused of committing. As she tries to regain her memory, a vengeful spirit uses her as an earthly pawn... (Cruz plays one of the other mental patients.)
10/31/03	FOX	ALIEN *Re-Issue* Sigourney Weaver, Tom Skerritt
11/5/03	WB	THE MATRIX REVOLUTIONS Keanu Reeves, Carrie-Anne Moss, Laurence Fishburne, Nona Gaye, Monica Bellucci, Cornel West Directed By: Larry Wachowski, Andy Wachowski Synopsis: The following has been said for the *The Matrix Reloaded*, so it is very possible this could also apply to the third movie of the trilogy: Scenarios abound for the unfolding of the much-anticipated *Matrix* sequels, but as of this point, nothing has been confirmed. Plots mentioned include a visit to the underground haven of Zion, the revelation that Trinity is an agent, the introduction of a character more powerful than Neo, and the discovery of a Matrix within a Matrix.
11/7/03	BV	BROTHER BEAR *Animated* Joaquin Phoenix (Kenoia Directed By: Aaron Blaise, Bob Walker Synopsis: Set in the Pacific Northwest before the invasion of the white man, this is the story of the youngest son (Phoenix) of a chief killed by a bear. The chief, a kind, wise and good leader, accidentally disturbed a mother bear, who killed him thinking he wanted to harm her cubs. Enraged, the young man sets out to hunt the bear himself when his older brother, the new chief, refuses to form a hunting party right away. In his hunt for vengeance however, the young man is transformed by the spirits of the forest into the very thing that he sought to slay... a bear. Seeing the world through a bear's eyes, the young man will learn valuable lessons about the cycle of life... especially when he learns that his brother has finally formed a hunting party, aiming to kill "all" bears to avenge their father's death... which means him too.
11/7/03	MIRAMAX	JERSEY GIRL Ben Affleck, Jennifer Lopez Directed By: Kevin Smith Synopsis: Kevin Smith, still waiting to get *Fletch Won* off the ground, is doing this film in the meantime, a drama, to be set in the late '80s and early '90s and based on his experiences as a father and a husband.






RELEASE DATE	DISTRIBUTOR	TITLE – CAST – DIRECTOR - SYNOPSIS
11/7/03	NLC	ELF James Caan, Will Ferrell, Mary Steenburgen Directed By: James Caan, Will Ferrell, Mary Steenburgen Synopsis: Buddy (Will Ferrell) has been raised at the North Pole by elves. After inadvertently causing much harm, he's shipped off to live with his biological father (James Caan) in New York City, where he turns his dad's life upside down.
11/7/03	UNIVERSAL	LOVE ACTUALLY Liam Neeson, Laura Linney, Hugh Grant, Emma Thompson Directed By: Richard Curtis Synopsis: *Love Actually* involves 10 interrelated stories. Hugh Grant plays the newly elected British prime minister, while Emma Thompson will play his sister and Alan Rickman co-stars as Thompson's husband. Martine McCutcheon is a tea girl with whom Grant falls in love.
11/14/03	FOCUS	ETERNAL SUNSHINE OF THE SPOTLESS MIND Jim Carrey, Kate Winslet, Mark Ruffalo, Tom Wildinson, Elijah Wood Kirsten Dunst Directed By: Michel Gondry Synopsis: This is the story of a guy, Joel (Carrey), who discovers that his long-time girlfriend, Clementine (Winslet), has undergone a psychiatrist's (Wilkinson) experimental procedure in which all of her memory of Joel is removed, after the couple has tried for years to get their relationship working fluidly. Frustrated by the idea of still being in love with a woman who doesn't remember their time together, Joel agrees to undergo the procedure as well, to erase his memories of Clementine. The film, which takes place mostly within Joel's mind, follows his memories of Clementine backwards in time as each recent memory is replaced, and the procedure then goes on to the previous one, which is likewise seen, and then erased. Once the process starts, however, Joel realizes he doesn't really want to forget Clementine, so he starts smuggling her away into parts of his memory where she doesn't belong... which alters other things about his memories as well. (Dunst plays the psychiatrist's receptionist; Ruffalo and Wood play his lab technicians).
11/14/03	FOX	THE MASTER AND COMMANDER Russell Crowe, Paul Bettany Directed By: Peter Weir Synopsis: Based on the best-selling novels of Patrick O'Brien, the film stars Russell (A Beautiful Mind) Crowe as "Lucky" Jack Aubrey, who pits his crew of the N.M.S. Surprise against a much better armed and ruthless privateer, in a chase that takes him all the way to the far side of the world. Other featured players include Paul (A Beautiful Mind) Bettany as the ship's surgeon Dr. Stephen Maturin and Billy (The Lord of the Rings: The Two Towers) Boyd. Peter (Fearless) Weir helms the action, marking his first since completing "The Truman Show" in 1998.









RELEASE DATE	DISTRIBUTOR	TITLE – CAST – DIRECTOR - SYNOPSIS
11/14/03	WB	LOONEY TUNES: BACK IN ACTION Brendan Fraser, Jenna Elfman, Heather Locklear, Timothy Dalton Directed By: Joe Dante Synopsis: In this mixture of live-action and animation, Brendan Fraser will team with Bugs Bunny, Daffy, Tweety, and Taz as they leave the Warner Bros. back lot in Hollywood for exotic locales such as Africa and Las Vegas, where they search for Fraser's character's father and the mythical Blue Diamond.
11/21/03	MGM/UA	BARBERSHOP 2 Ice Cube Directed By: Tim Story Synopsis: Since the original *Barbershop* was a surprise hit, earning $75 million in the U.S. alone, MGM quickly put plans for a sequel in motion. A release date is set, although there's no word yet on the plot or which cast members from the first film will return. The sequel will almost certainly be set back in Chicago's South Side, at the legendary barbershop run by Calvin Palmer (Ice Cube).
11/21/03	SONY	RADIO Cuba Gooding Jr., Ed Harris, Alfre Woodard, Debra Winger Directed By: Ed Harris, Cuba Gooding Jr., Alfre Woodard, Debra Winger Synopsis: Based on a *Sports Illustrated* article, *Radio* tells the true story of a white football coach at a South Carolina school who befriends a mentally challenged African-American man. Through this friendship, both the school and team are changed.
11/21/03	UNIVERSAL	DR. SUESS' THE CAT IN THE HAT Mike Myers, Kelly Preston, Dakota Fanning, Spencer Breslin, Alec Baldwin Directed By: Bo Welch Synopsis: This take will be based on Dr. Seuss' children's classic, in which a little boy and girl sit around bored on a rainy day while their mother is out, until a Cat in a Hat shows up, along with Thing One and Thing Two, and proceeds to trash the house. But just in the nick of time he cleans up his fun and tips his hat and runs. Will the kids confess about the Cat in the Hat who made a mess? Much like *Dr. Seuss' How the Grinch Stole Christmas*, expect lots of back story and cool costumes and production sets.
11/26/03	BV	THE HAUNTED MANSION Eddie Murphy, Jennifer Tilly, Don Knotts Directed By: Rob Minkoff Synopsis: Jim Evers (Eddie Murphy) and his family visit a haunted house during a job interview, where they meet a ghost, an encounter that helps the man learn the value of family.









RELEASE DATE	DISTRIBUTOR	TITLE – CAST – DIRECTOR - SYNOPSIS
11/26/03	PARAMOUNT	TIMELINE Paul Walker, Gerard Butler Directed By: Richard Donner Synopsis: In the near future, a technology corporation has created a method of travelling into the past. When a history professor (Connolly) is trapped in 1357 France, three Yale students must travel back to rescue him. Once there, they have to deal with the many perils of that dangerous time when France was caught in feudal wars, disease, and general unpleasantness. (Butler plays an archaeological site manager recruited to save the professor; Walker plays one of the students, and the professor's step-son.)
12/5/03	PREMIERE	BLIZZARD Brenda Blethyn
12/5/03	WB	THE LAST SAMURAI Tom Cruise, Timothy Spall Tom Cruise, Timothy Spall, Billy Connolly, Tony Goldwyn Directed By: Ed Zwick Synopsis: *Variety* reports that Tom Cruise will "play a colonial who arrives in Japan to train the troops of the Japanese emperor, a new occurrence given that feudal lords employed samurai warriors to protect their territories. As the country dishonors and then systematically wipes out the samurai, the protagonist gets to witness close-up the honor and contradictions of the warriors."
12/12/03	FOX	STUCK ON YOU Matt Damon, Greg Kinnear, Eva Mendes, Cher Directed By: Peter Farrelly, Bobby Farrelly Synopsis: In the latest comedy from the Farrelly brothers, Matt Damon and Greg Kinnear star as conjoined twins, one of whom has dreams of making it big in Hollywood. When they arrive in town, they're cast on a television show starring Cher. She's bummed about being relegated to TV... that is until her show becomes a hit.
12/12/03	SONY	NANCY MEYERS PROJECT Jack Nicholson, Diane Keaton, Keanu Reeves, Amanda Peet, Frances McDormand Directed By: Nancy Meyers Synopsis: Jack Nicholson stars as an older man seemingly content with his career and with a girlfriend young enough to be his daughter. But he reconsiders his life after suffering a heart attack at the house of his girlfriend's mother (Diane Keaton) in the Hamptons, N.Y. A young doctor (Keanu Reeves) arrives to help the recuperation process, but he finds himself attracted to Keaton's character, a woman old enough to be his mother. Nicholson's character also begins to enjoy the care and company of a woman his own age, which results in a competition of sorts between the two men.






RELEASE DATE	DISTRIBUTOR	TITLE – CAST – DIRECTOR - SYNOPSIS
12/12/03	WB	IF YOU WERE MY GIRL Nick Cannon, Christina Milian, Steve Harvey, Kal Penn Directed By: Troy Beyer Synopsis: An unpopular teenage boy, tired of being invisible to the popular kids in his school, makes a deal with a popular high school cheerleader to pose as his girlfriend for two weeks in exchange for fixing her mom's car. Featured players include Nick Cannon as the popular teenager, Christina Milian as the cheerleader, and Steve Harvey as the boy's father. Troy Beyer helms the romantic comedy, marking her first since completing "Let's Talk About Sex" 1998.
12/17/03		LORD OF THE RINGS: RETURN OF THE KING Elijah Wood, Ian McKellen, Viggo Mortensen, Orlando Bloom, Sean Astin, Dominic Monaghan, Billy Boyd, John Rhys-Davies, Cate Blanchett, Liv Tyler, Christopher Lee Directed By: Peter Jackson Synopsis: The final film in Peter Jackson's adaptation of the J.R.R. Tolkien fantasy trilogy follows hobbits Frodo and Sam as they push farther into the land of Mordor to destroy the ring of power. Traveling with them, in an uneasy alliance, is the deceitful Gollum, who brings them to the very heart of Mount Doom. The warrior Aragorn, revealed to be the lost King of Gondor, travels to Minis Tirith with an army of undead soldiers and the remaining members of the fellowship to rescue the ancient city from Lord Sauron's grasp.
12/19/03	SONY	MONA LISA SMILE Julia Roberts, Marcia Gay Harden, Kirsten Dunst, Julia Stiles, Maggie Gyllenhaal, Dominic West, Ginnifer Goodwin Directed By: Mike Newell Synopsis: Julia Roberts plays a free-spirited Berkeley graduate (is there any other kind?) in 1953 who accepts a teaching position at Wellesley, an all-women's college, where she encourages intellectual freedom. Peter Fonda and Steve Martin are cast as sparring lecturers who both make a play for Roberts.
12/25/03	FOX	CHEAPER BY THE DOZEN Steve Martin, Bonny Hunt Directed By: Shawn Levy Synopsis: When Tom Baker (Martin) gets a job offer to coach football at Northwestern University in Chicago, he and his wife, Mary (Hunt), move to the big city, which is a big change for them and their 12 children, who range from preschool-age twins Kyle and Nigel all the way up to 22-year-old Anne (Perabo) who has already left home. With the recent publication of her long-in-the-works book, Mary feels demands outside the home taking away as much time as Tom's new job does, so the two are forced to try to find new ways of parenting their massive tribe, but they find their parenting styles aren't always completely compatible... (Welling plays the oldest son; Duff plays one of the middle daughters; 5-year-old identical twins Brent and Shane Kinsman play the "twin terrors", Kyle and Nigel.)






RELEASE DATE	DISTRIBUTOR	TITLE – CAST – DIRECTOR - SYNOPSIS
12/25/03	MIRAMAX	COLD MOUNTAIN Jude Law, Nicole Kidman, Renee Zellweger Directed By: Anthony Minghella Synopsis: As the Civil War reaches its final days, Inman (Law), a wounded soldier, gets up out of what his doctors thought was his death bed, and begins the long, hard walk to his home in his North Carolina on Cold Mountain. Waiting there for him is Ada (Kidman), the sweetheart he left behind to go to war, trying to hold onto the farm of her deceased missionary father. Inman's long journey takes him through the crumbling confederacy, as he meets people of all walks of life who want to both aid and hinder his mission... (Zellweger plays Ruby, a scrappy drifter who helps Ada; Atkins plays a hermit who saves Inman from the battlefield; Walters plays the wife of Giovanni's character, who tries to seduce Inman)
12/25/03	PARAMOUNT	PAYCHECK Ben Affleck, Uma Thurman Directed By: Jon Woo Synopsis: An electrical engineer, Jennings (Affleck), who has been working on a top secret project for two years wakes up one day to discover that his employer has erased the parts of his memory concerning his top secret work. Trying to collect his "paycheck", he discovers that instead of a cash payment, he had agreed to receive a package of seemingly meaningless objects instead. As he tries to put the "pieces" of his life back together, he also discovers that the government is apparently after him, aiming to put him in jail for something else he can't remember either... (Eckhart plays the company man who hired Jennings for the two-year job; Michael C. Hall plays the FBI agent leading the investigation of Jennings' memory)
12/25/03	UNIVERSAL	PETER PAN Jeremy Sumpter, Jason Isaacs, Lynn Redgrave, Ludivine Sagnier Directed By: P. J. Hogan Synopsis: There are no details yet about how this 21st century version might differ (such as maybe having a modern setting) from the book, but here's a brief summary of what Peter Pan is about, regardless. Peter Pan is the boy who won't age, who lives in Neverland with other ageless kids, the Lost Boys. Tinkerbelle (Sagnier), a fairy, gives three children: Wendy (Wood), John, and Michael Darling the ability to fly; and soon they're off to Neverland, where they're soon in battle with the evil Captain Hook and his band of pirates...
12/25/03	WB	SPARTAN *Limited* Val Kilmer, Derek Luke Directed By: David Mamet Synopsis: A "lone wolf" U.S. government secret agent, Scott (Kilmer), is assigned the task of rescuing the kidnapped daughter of the president, only to discover along the way a larger, more sinister plot with origins within the White House itself... (Macy plays the right-hand man of Burch, the head of the Secret Service team investigating the disappearance of the daughter).